RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

GIBSON, DUNN & CRUTCHER
333 South Grand Avenue
Los Angeles, California 90071-3197
Attention:  Dennis B. Arnold, Esq.

MAIL TAX STATEMENT TO:



AETNA LIFE INSURANCE COMPANY
151 Farmington Avenue
Hartford, Connecticut  06516
Attention: ____________________

------- (SPACE ABOVE THIS LINE FOR RECORDER'S USE) -------

                    PARTNERSHIP GRANT DEED

     The undersigned grantor declares that Documentary Transfer
Tax is not shown pursuant to Section 11932 of the Revenue and Taxation Code, as amended.

     FOR VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, JMB INCOME PROPERTIES, LTD.- VI, an Illinois limited partnership ("Grantor"), hereby grants to CENTURY CITY NORTH, L.L.C., a Delaware limited liability company ("Grantee"), the real property in the County of Los Angeles, State of California more particularly described on Exhibit "A" which is attached hereto and incorporated by this reference (the "Land"), together with all rights, privileges, easements, benefits, covenants, conditions and servitudes appurtenant to or otherwise benefiting the Land, including without limitation, all minerals, oil, gas and other hydrocarbon substances on and under the Land, to the extent such rights, privileges and easements are owned by Grantor, as well as all development rights, air rights, water, water rights and water stock relating to the Land and any other easements, rights of way or appurtenances owned by Grantor and used in connection with the beneficial operation, use and enjoyment of the Land, the improvements on the Land, the intangible property associated therewith or any other appurtenance, together with all rights of Grantor in and to streets, sidewalks, alleys, driveways, parking areas and areas adjacent thereto or used in connection therewith, and all rights of Grantor in any land lying in the bed of any existing proposed street adjacent to the Land.





Subject to:    All real property taxes and assessments not
delinquent, and all easements, covenants, conditions, restrictions and any other matters or agreements of record.

     The parties hereto acknowledge and agree that the beneficial interest of Aetna Life Insurance Company, a Connecticut corporation ("Aetna"), in the real property conveyed hereby pursuant to that certain Deed of Trust, Assignment of Rents and Security Agreement, dated October 7, 1985, executed by Grantor, as trustor, to Ticor Title Insurance Company of California, as trustee, in favor of Aetna, as beneficiary, and recorded on October 8, 1985 as Instrument No. 85-1176328 in the Official Records of Los Angeles County, California, as trustee, in favor of Aetna, as beneficiary, and recorded on October 8, 1985 as Instrument No. 85-1176328 in the Official Records of Los Angeles County, California (the "Official Records") (the "Original Deed of Trust") as amended by that certain Agreement Supplementing Deed of Trust and Fixture Filing, dated as of November 1, 1990, executed by and between Grantor, as trustor, and Aetna, as beneficiary, and recorded on November 1, 1991 as Instrument No. 91-1740260 in the Official Records (the "TD Supplement") (the Original Deed of Trust, as amended and supplemented by TD Supplement, being hereinafter referred to as the "Deed of Trust"), shall not merge, but shall be and remain at all times separate and distinct, notwithstanding any union of said interests in Grantee and/or Aetna at any time, and that the lien of Aetna in the real property conveyed hereby created by the Deed of Trust shall be and remain at all times a valid and continuous lien on such real property.

     Grantor declares that this is an absolute conveyance to Grantee for reasonably equivalent value.

     IN WITNESS WHEREOF, Grantor has executed this Grant Deed this ______ day of June ______, 1995.

                              JMB INCOME PROPERTIES, LTD.-IV
                              an Illinois limited partnership

                              By:  JMB REALTY CORPORATION, a
                                   Delaware corporation, its
                                   General Partner

                                   By: _______________________
                                             Patrick Meara
                                   Its: ______________________





                           Exhibit B
                            Page 2
STATE OF CALIFORNIA      )
                         )    SS:
COUNTY OF________________)




               On _________________, before me, a Notary Public in and for said State, personally appeared ___________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.


               __________________________________      (Seal)

































                           Exhibit B
                            Page 3